SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  July 6, 2004


                             ASPEN TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)


               Delaware           0-24786                    04-2739697
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(State or Other Jurisdiction    (Commission                 (IRS Employer
       of Incorporation)         File Number)              Identification No.)


                 Ten Canal Park, Cambridge, Massachusetts        02141
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               (Address of Principal Executive Offices)         (Zip Code)


Registrant's telephone number, including area code:  (617) 949-1000



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ITEM 5.  OTHER EVENTS.

On July 6, 2004, we issued a press release with respect to recent proceedings in the Federal Trade Commission's pending complaint against us. The full text of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

         Not applicable.

(b)      PRO FORMA FINANCIAL INFORMATION

         Not applicable.

(c)      EXHIBITS

         99.1    Press release issued by Aspen Technology, Inc. on July 6, 2004.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ASPEN TECHNOLOGY, INC.


Dated:  July 6, 2004              By:               /s/ Charles F. Kane
                                           -------------------------------------
                                           Charles Kane
                                           Senior Vice President and
                                             Chief Financial Officer






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                                  EXHIBIT INDEX

Exhibit No.      Description
------------     -----------
99.1             Press release issued by Aspen Technology, Inc. on July 6, 2004.